UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 4, 2025

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on February 5, 2025, Avinger, Inc. (the “Company”) held its previously announced Special Meeting of Stockholders (the “Special Meeting”) at which the Company’s stockholders approved an assignment for the benefit of creditors followed by a voluntary dissolution and liquidation pursuant to a plan of dissolution if the Board of Directors (the “Board”) deems such action to be in the Company’s best interests and those of its stockholders, which approval shall include authorization for the Board to abandon such assignment and dissolution.

Effective February 10, 2025, the Board (i) determined that the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors was in the best interests of the Company, and (ii) authorized the Company to enter into a general assignment for the benefit of creditors (the “Assignment Agreement”), by and between the Company and Avinger (assignment for the benefit of creditors), LLC, a California limited liability company (the “Assignee”), which provides for the transfer of all or substantially all of the Company’s assets to the Assignee (the “Assignment”). The Company entered into the Assignment Agreement on February 10, 2025.

The foregoing description of the Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the Assignment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.03 Bankruptcy or Receivership.

The information contained above in Item 1.01 relating to the Assignment Agreement and the Assignment is hereby incorporated by reference into this Item 1.03.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained above in Item 1.01 relating to the Assignment Agreement and the Assignment is hereby incorporated by reference into this Item 2.01.

Item 4.01. Changes in Registrant’s Certifying Accountant.

In connection with the Assignment, Moss Adams LLP (“Moss Adams”) terminated its engagement as the Company’s independent registered public accounting firm.

Moss Adams’ reports on the Company’s financial statements for the fiscal years ended December 31, 2023, and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion, except that the reports expressed substantial doubt about the Company’s ability to continue as a going concern due to its financial condition.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Moss Adams’ dismissal, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in its reports.

Additionally, the Company is not required to have, and Moss Adams did not provide, an opinion on the effectiveness of the Company’s internal control over financial reporting.

The Company provided Moss Adams with a copy of the disclosures in this Current Report on Form 8-K and requested that Moss Adams provide a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Moss Adams’ letter is attached as Exhibit 16.1 hereto.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2025, the Company terminated the employment of Himanshu Patel, the Company’s Chief Technology Officer, effective as of February 7, 2025. On February 10, 2025, the Company terminated the employment of each of Jeffrey M. Soinski, the Company’s Chief Executive Officer and Nabeel Subainati, Vice President, Finance, effective as of February 10, 2025. In connection with such terminations, each of Mr. Patel, Mr. Soinski and Mr. Subainati entered into a Separation Agreement and Release (each a “Separation Agreement”) with the Company. Each Separation Agreement provides for the lump sum payment of an amount equal to two weeks of such executive’s base salary.

In addition, on February 10, 2025, Jeffrey M. Soinski, James G. Cullen, James B. McElwee, Tamara N. Elias and Jonathon Zhong Zhao each provided notice of his/her decision to resign from the Board and all committees thereof, effective as of February 10, 2025.

The foregoing descriptions of the Separation Agreements with Mr. Patel, Mr. Soinski and Mr. Subainati do not purport to be complete and are qualified in their entirety by reference to each Separation Agreement, which are filed as Exhibits 10.2, 10.3, and 10.4 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 10, 2025, the holders of the Company’s outstanding shares of Series E, Series F, and Series H preferred stock consented to the Assignment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	General Assignment for the Benefit of Creditors, dated February 7, 2025, by and between Avinger, Inc. and Avinger (assignment for the benefit of creditors), LLC

10.2	Separation Agreement and Release by and between Himanshu Patel and Avinger, Inc., dated February 6, 2025

10.3	Separation Agreement and Release by and between Jeffrey M. Soinski and Avinger, Inc., dated February 5, 2025

10.4	Separation Agreement and Release by and between Nabeel Subainati and Avinger, Inc., dated February 4, 2025

16.1	Letter from Moss Adams LLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: February 10, 2025	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski
Chief Executive Officer